                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - August 27, 2002

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  0-16276                   23-2449551
---------------------------       ----------------        ----------------------
State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                Number)             Identification Number)

       101 North Pointe Boulevard
         Lancaster, Pennsylvania                         17601-4133
-----------------------------------------     ----------------------------------
 (Address of principal executive offices)                (Zip Code)

Registrant's telephone number including area code:           (717) 581-6030
                                                        ------------------------

                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 5. OTHER EVENTS.

On August 27, 2002, Sterling Financial Corporation issued a press release announcing the declaration of a cash dividend. The aforementioned is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

      99.1 Press Release of Registrant, dated August 27, 2002, Re: Registrant announces the declaration of a cash dividend.

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9. REGULATION FD. DISCLOSURE.

Not applicable.

                     Page 2 of 5 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         STERLING FINANCIAL CORPORATION
                                  (Registrant)

Dated:  August 27, 2002                   /s/ J. Roger Moyer, Jr.
        ------------------------------    --------------------------------------
                                          J. Roger Moyer, Jr.,
                                          President, Chief Executive Officer and
                                            Assistant Secretary

                     Page 3 of 5 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4

EXHIBIT INDEX

                                                         Page Number in Manually
Exhibit                                                      Signed Original
99.1  Press Release, of Sterling Financial Corporation
             Dated May 28, 2002                                   5